SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                  WM STRATETIC ASSET MANAGEMENT PORTFOLIOS, LLC
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:


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                                                            IMPORTANT NOTICE
PLEASE VOTE NOW!

                           WM GROUP OF FUNDS
                      1201 3rd Avenue, 8th Floor
                       Seattle, Washington 98101
                        MEETING OF SHAREHOLDERS
                 to be held on Friday, December 15, 2006

Recently we distributed proxy materials regarding the Meeting of Shareholders of the WM Group of Funds scheduled to take place on DECEMBER 15, 2006 at 10:00 AM, Pacific Time at 1201 3rd Avenue, Seattle, Washington 98101. As you know, shareholders are being asked to consider important proposals as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote. If you need another copy of the proxy materials, please call the Fund's proxy agent, at 1-866-904-6150.

Since the Meeting will be held shortly, we have set up a toll-free telephone number and Internet voting, as well as a toll-free fax line, by which you can
quickly and easily exercise your right to vote.    Please take a few moments
to vote now by utilizing one of the following options:

  1. By Phone:    For automated telephone voting, available 24 hours a day,
                  call 1-866-241-6192, and follow the recorded instructions.
                  If you would like to speak to a proxy agent, call
                  1-866-904-6150. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m.
                  and on Saturday from 12 p.m. to 6 p.m., Eastern Time.

  2. By Internet: Visit www.vote.proxy-direct.com and follow the on-screen instructions.

  3. By Fax:      Complete the enclosed proxy card and fax it to us toll-free at 1-888-796-9932, any time.

  4. By Mail:     If none of the above-mentioned methods are available,
                  please complete the enclosed proxy card and return it in the enclosed postage-paid envelope.

            REMEMBER, YOUR VOTE COUNTS.  PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments. As the Meeting approaches and we still have not heard from you, you may receive a call from the Fund's proxy agent asking you to vote.

Thank you for your prompt attention to this matter.

                                                            IMPORTANT NOTICE
PLEASE VOTE NOW!

                           WM GROUP OF FUNDS
                      1201 3rd Avenue, 8th Floor
                       Seattle, Washington 98101
                        MEETING OF SHAREHOLDERS
                 to be held on Friday, December 15, 2006

Recently we distributed proxy materials regarding the Meeting of Shareholders of the WM Group of Funds scheduled to take place on DECEMBER 15, 2006 at 10:00 AM, Pacific Time at 1201 3rd Avenue, Seattle, Washington 98101. As you know, shareholders are being asked to consider important proposals as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote.

Since the Meeting will be held shortly, we have set up a toll-free telephone number and Internet voting, by which you can quickly and easily exercise your right to vote. Please take a moment to vote now by utilizing one of the following options:

  1. By Phone:    For automated telephone voting, available 24 hours a day,
                  call the toll-free number listed on your vote instruction form and follow the recorded instructions.

  2. By Internet: Visit the Internet site listed on your vote instruction form and follow the on-screen instructions.

  3. By Mail:     If none of the above-mentioned methods are available,
                  please complete the enclosed vote instruction form and return it in the enclosed postage-paid envelope.

            REMEMBER, YOUR VOTE COUNTS.  PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments. As the Meeting approaches and we still have not heard from you, you may receive a call from the Fund's proxy agent asking you to vote.

Thank you for your prompt attention to this matter.